EXHIBIT 10.2

Amendment to the
Whole Foods Executive Retention Plan and
Non-Compete Arrangement Agreement

This Amendment (this “Amendment”) is made and entered into as of November 2, 2016, by and between Whole Foods Market Services, Inc., a Delaware corporation (the “Employer”), and Walter E. Robb, IV (the “Covered Executive”).

WHEREAS, the Employer and the Covered Executive have entered into the Whole Foods Executive Retention Plan and Non-Compete Arrangement Agreement, dated as of May 16, 2012 (the “Plan Agreement”);

WHEREAS, simultaneously herewith, Whole Foods Market, Inc., a Texas corporation (the “Company”), and the Covered Executive are entering into a Separation, Consulting, and Noncompetition Agreement pursuant to which the Covered Executive shall, among other things, resign as Co-Chief Executive Officer of the Company, effective as of December 31, 2016 (the “Resignation”); and

WHEREAS, in connection with the Resignation, the Employer and the Covered Executive desire to amend the Plan Agreement as set forth herein.

NOW, THEREFORE, pursuant to Section 7 of the Plan Agreement, the Plan Agreement is hereby amended as follows:

1.	Notwithstanding Section 2(b)(i) of the Plan Agreement, the Covered Executive’s ownership and operation of a single retail food store or coffee shop with his immediate family members that neither (a) exceeds 20,000 square feet in retail space nor (b) is located within three miles of an existing Whole Foods Market or 365 store shall not constitute a breach of Section 2(b)(i) of the Plan Agreement.

2.	Except as expressly amended by this Amendment, all terms and conditions of the Plan Agreement shall remain in full force and effect. This Amendment shall be governed by and construed and enforced in accordance with the laws of the State of Texas, without giving effect to the principles of conflicts of laws. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, and all of which taken together shall constitute one and the same instrument.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first written above.

WHOLE FOODS MARKET SERVICES, INC.

By: ________________________________

Name:

Title:

__________________________________

Walter E. Robb, IV

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first written above.

WHOLE FOODS MARKET, INC., as Plan Administrator

By: ________________________________

Name: Dr. John B. Elstrott

Title: Chairman of the Board of Directors